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Fund Profile
T. Rowe Price Prime Reserve Fund



Important Information About This Fund as of xx/xx/xx




 A money market fund for income-oriented investors primarily seeking preservation of capital and liquidity.

 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.



 1. What is the fund's objective?

   The fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.


   3 This fund should not represent your complete investment program or be used for short-term trading purposes.


 2. What is the fund's investment strategy?

   The fund is managed to provide a stable share price of $1.00. The fund invests in high-quality, U.S. dollar-denominated money market securities. The fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of
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   money market securities in the context of their outlook for interest rates.
   For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


 3. What are the fund's principal risks?

   Since they are managed to maintain a constant $1.00 share price, money market funds such as Prime Reserve Fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, there is no guarantee that the fund's return will equal or exceed the rate of inflation.

   As with all mutual funds, there is no guarantee this fund will achieve its goals.


 4. How can I tell if the fund is appropriate for me?

   Over time, money market securities have provided greater stability but lower returns than bonds or stocks. If you have some money for which safety and accessibility are more important than total return, the fund should be an appropriate investment. The fund can be used for both regular and tax-deferred accounts, such as IRAs and Keoghs.


 5. How has the fund performed in the past?

   The bar chart, which shows the fund's actual performance for each of the last 10 calendar years through December 31, 1997, indicates risk by illustrating how much returns can differ from one year to the next. Although the fund has experienced no losses, its returns, as shown below, have reflected changes in prevailing interest rates.

   The fund can also experience short-term performance swings, as shown below by the best and worst calendar quarter returns during the years depicted in the chart. Of course, the fund's past performance is no guarantee of its future returns.
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 .

 Prime Reserve Fund
  Calendar Year Total Returns
 --------------------------------
  1988                7.16%
  1989                8.90
  1990                7.73
  1991                5.67
  1992                3.34
  1993                2.60
  1994                3.74
  1995                5.48
  1996                4.90
  1997                5.10
 --------------------------------


          Quarter Ended              Total Return

 Best Quarter                            6/30/89 2.30%

 Worst Quarter                           6/30/93 0.62%

 The fund's return for the 6 months ended 6/30/98 was 2.52%.



   In the following table, the fund's average annual total returns for the 1-, 5-, and 10-year periods through December 31, 1997 are compared with the Lipper Money Market Funds Average. By comparing the bar chart with the table, you can see that average returns smooth out year-to-year variations.


                                                                       Average Annual Total Returns
                                                                      Periods ended December 31, 1997

 -------------------------------------------------------------------- 1 year     5 years      10 years

  Prime Reserve Fund                                                 5.10%      4.36%       5.45%
  Lipper Money Market Funds Average                                  4.90%      4.31%       5.40%
 -------------------------------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 6. What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees
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

                                       Annual fund operating expenses
                                (expenses that are deducted from fund assets)
  Management fee                                    0.37%
  Other expenses                                    0.26%
  Total annual fund operating                       0.63%
  expenses
 ------------------------------------------------------------------------------



   The numbers in the above table provide an estimate of how much it will cost to operate the fund for a year, based on 1998 fiscal year expenses.

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods.

                           1 year                           3 years      5 years      10 years
                            $64                              $202         $351          $786
    ---------------------------------------------------------------------------------------------





 7. Who manages the fund?

   The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edward A. Wiese manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1990. He joined T. Rowe Price in 1984 and has been managing investments since 1985.


 8. How can I purchase shares?

   Fill out and return the New Account Form in the postpaid envelope, along with your check for a minimum of $2,500 or more ($1,000 or more for retirement plans and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. You can also open an account by bank wire or by exchanging from another T. Rowe Price fund.


 9. How can I sell shares or close my account?

   You may redeem or sell any portion of your account on any business day.
   Simply write to us or call. You can also access your account at any time via Tele*Access or our web site. We also offer free exchange among our entire family of domestic
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   and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 10. When will I receive distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. Income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the current capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . discount brokerage.



To Open an Account
 Investor Services
 1-800-638-5660

For Existing Fund or Discount Brokerage Accounts
 Shareholder Services
 1-800-225-5132

For Fund Information and Account Transactions on the Internet www.troweprice.com

For Yields, Prices and Account Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

 T. Rowe Price
 100 East Pratt Street
 Baltimore, MD 21202
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